Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER FIVE
to the
MASTER REPURCHASE AGREEMENT
Dated as of June 3, 2020,
among
HOME POINT FINANCIAL CORPORATION,
MORGAN STANLEY BANK. N.A.,
and
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
This AMENDMENT NUMBER FIVE (this “Amendment”) is made this 10th of March, 2021, among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as seller (“Home Point”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for the Buyer (“Agent”), to the Master Repurchase Agreement, dated as of June 3, 2020, as amended by that certain Amendment Number One to the Master Repurchase Agreement, dated as of August 14, 2020, by that certain Amendment Number Two to the Master Repurchase Agreement, dated as of November 18, 2020, by that certain Amendment Number Three to the Master Repurchase Agreement, dated as of December 23, 2020 and effective as of January 5, 2021, and by that certain Amendment Number Four, dated as of February 11, 2021 (as further amended, modified or supplemented from time to time, the “Agreement”), among Seller, Buyer and Agent, as such agreement may be further amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Amendment. The Agreement is hereby amended as follows:

Section 1.01    Section 1.01 of the Agreement is hereby amended by amending and restating the definition of “Transaction Request” in its entirety as follows:
“Transaction Request” shall mean a Transaction Request submitted electronically in a form acceptable to the Buyer, including through the Buyer’s FTP site.

Section 1.02    Section 7.14 of the Agreement is hereby amended and restated in its entirety as follows:

7.14    Maintenance of Tangible Net Worth. The Seller shall not permit its Tangible Net Worth at any time to be less than $[***].

Section 1.03    The last sentence of Section 13.06 of the Agreement is hereby amended and restated in its entirety as follows:
Seller hereby acknowledges that all notices and other communications required to be delivered by the Seller to the Agent will not be valid if delivered solely to the Buyer; such notices and communications must be delivered as required herein. Notices that are be delivered to Agent shall be delivered to 1585 Broadway, New York, New York 10036, Attention: [***], Facsimile No.: [***], Telephone No.: [***].
Section 1.04    The first sentence of Section 14.02 of the Agreement is hereby amended and restated in its entirety as follows:
Except as otherwise expressly permitted by this Repurchase Agreement, all notices, requests and other communications provided for herein and under the Custodial and Disbursement Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Repurchase Agreement) shall be given or made in writing (including without limitation by email or facsimile) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party provided, that a copy of all notices given under Section 7.01 shall simultaneously be delivered to Credit Department, Morgan Stanley, 1585 Broadway, New York, New York 10036, Attention: [***] with a copy to Morgan Stanley Bank, N.A., One Utah Center, 201 South Main Street, Salt Lake City, Utah 84111.
Section 1.05    Section 14.17 of the Agreement is hereby amended and restated in its entirety as follows:

14.17    Electronic Signatures. The parties agree that this Repurchase Agreement, any documents to be delivered pursuant to this Repurchase Agreement and any notices hereunder may be transmitted between them by e-mail or via other electronic format acceptable to Buyer, including through Buyer’s FTP site. The parties intend that electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. Each party shall send to the other original signatures for any document that is transmitted by e-mail.
Section 1.06    Clause (kk) of Schedule 1 of the Agreement is hereby amended and restated in its entirety as follows:

(kk)    Appraisal. With respect to each Mortgage Loan for which the related Agency has not granted a property inspection waiver, the Mortgage File contains an appraisal of the related Mortgaged Property or Cooperative Unit signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or Cooperative Unit or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy (i) with respect to each Agency Mortgage Loan, the requirements of Fannie Mae, Freddie Mac, Ginnie Mae, FHA, RHS or VA, as applicable, and (ii) Title XI of the Financial Institutions Reform, Recovery, and Enforcement

Act of 1989 as amended and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.
SECTION 2.    Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.
SECTION 3.    Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out-of-pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment (including all reasonable fees and out-of-pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 14.04 and 14.06 of the Agreement.
SECTION 4.    Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
SECTION 5.    Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.
SECTION 7.    Limited Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The parties hereto have entered into this Amendment solely to amend the terms of the Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Agreement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the parties under the Agreement are preserved, (ii) the liens and security interests granted under the Agreement continue in full force and effect, and (iii) any reference to the Agreement in any such Transaction Documents shall be deemed to reference to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION, as Seller By: /s/ Joseph Ruhlin Name: Joseph Ruhlin Title: Senior Managing Director - Treasurer
[Signature page to Amendment No. 5 to MRA]

MORGAN STANLEY BANK, N.A., as Buyer By: /s/ Darius Houseal Name: Darius Houseal Title: Authorized Signatory

Morgan Stanley Bank, N.A.
1585 Broadway, 24th Floor
New York, New York 10036
Attention: [***]
Telephone No.: [***]
Fax: [***]
Email: [***]

With a copy to:

One Utah Center
201 South Main Street
Salt Lake City, Utah 84111

With a copy to:

Morgan Stanley Bank, N.A.
1 New York Plaza, 41st Floor
New York, New York 10004
Attention: [***]
Telephone: [***]
Email: [***]

[Signature page to Amendment No. 5 to MRA]

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, as Agent By: /s/ Michael Calandra Name: Michael Calandra Title: Authorized Signatory
Morgan Stanley Mortgage Capital Holdings LLC 1585 Broadway, 24th Floor New York, New York 10036 Attention: [***] Telephone No.: [***] Fax: [***] Email: [***]

[Signature page to Amendment No. 5 to MRA]